UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Sarissa Capital Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION, DATED JULY 22, 2022

SARISSA CAPITAL ACQUISITION CORP.

A Cayman Islands Exempted Company

660 Steamboat Rd.

Greenwich, CT 06830

NOTICE OF EXTRAORDINARY GENERAL MEETING

To Be Held at 10:00 a.m. Eastern Time on [●], 2022

TO THE SHAREHOLDERS OF SARISSA CAPITAL ACQUISITION CORP.:

You are cordially invited to attend the extraordinary general meeting (the “Extraordinary General Meeting”) of Sarissa Capital Acquisition Corp. (“we,” “us,” “our” or the “Company”) to be held at 10:00 a.m. Eastern Time on [●], 2022 at the offices of Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019-6099, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Willkie Farr & Gallagher LLP. You will be able to attend the Extraordinary General Meeting online, vote, view the list of shareholders entitled to vote at the Extraordinary General Meeting and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/sarissacap/2022 or by phone dialing within the U.S. and Canada 1-800-450-7155 (toll-free) or outside of the U.S. and Canada +1-857-999-9155 (standard rates apply) and entering the conference identification number 6480145#. The accompanying proxy statement (the “Proxy Statement”), is dated [●], 2022, and is first being mailed to shareholders of the Company on or about [●], 2022. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:

•

a proposal to amend the Company’s amended and restated memorandum and articles of association (the “Articles”) pursuant to an amendment to the Articles in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering that was consummated on October 23, 2020 (the “IPO”), from October 23, 2022 to [●], 2023 (or such earlier date after October 23, 2022 as determined by the Company’s board of directors) (the “Extension” and, such date, the “Extended Date”);

•

a proposal to amend the Investment Management Trust Agreement (the “Trust Agreement”), dated October 20, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B to the accompanying Proxy Statement, to extend the date on which Continental must liquidate the Trust Account (the “Trust Account”) established in connection with the IPO if the Company has not completed its initial business combination, from October 23, 2022 to [●], 2023 (or such earlier date after October 23, 2022 as determined by the Company’s board of directors) (the “Trust Amendment” and, such proposal, the “Trust Amendment Proposal”); and

•

a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal.

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Each of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment and the Trust Amendment is to provide the Company with sufficient time to complete a business combination. On June 18, 2022, we signed a non-binding letter of intent with the Target (as defined in the accompanying Proxy Statement) to negotiate a business combination between the Company and the Target (the “Potential Business Combination”). Completion of the Potential Business Combination is subject to, among other matters, the completion of due diligence, the negotiation of a Merger Agreement (as defined in our accompanying Proxy Statement), satisfaction of the conditions negotiated therein and approval of the transaction by our shareholders. The Articles provide that we have until October 23, 2022 to complete our initial business combination. Since we are in the negotiation stage of the Potential Business Combination, but have not yet entered into a Merger Agreement with respect to the Potential Business Combination, our board of directors (our “board”) believes that there may not be sufficient time before October 23, 2022 to hold an extraordinary general meeting at which to conduct a vote for the shareholder approvals required in connection with the Potential Business Combination (or another business combination) and consummate the closing of the Potential Business Combination (or such other business combination). Accordingly, our board believes that in order for us to finalize the negotiation of the Potential Business Combination (or another business combination), for our shareholders to then evaluate the Potential Business Combination (or such other business combination) and for us to be able to potentially consummate the Potential Business Combination (or such other business combination), we will need to obtain the Extension.

In connection with the Extension Amendment Proposal, shareholders may elect to redeem their Class A ordinary shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any, divided by the number of then outstanding Class A ordinary shares included as part of the units sold in the IPO (including any shares of common stock issued in exchange thereof, the “public shares”), and which election we refer to as the “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Holders of public shares (the “public shareholders”) may make an Election regardless of whether such public shareholders were holders as of the record date. Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a public shareholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future, including the Potential Business Combination, if applicable, and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any, divided by the number of then outstanding public shares, in the event a proposed business combination, including the Potential Business Combination, if applicable, is completed. We are not asking you to vote on any proposed business combination, including the Potential Business Combination, at this time. If we enter into the Potential Business Combination (or another business combination), we intend to file (i) promptly thereafter a current report on Form 8-K with information about the Potential Business Combination (or such other business combination), and (ii) in due course a separate proxy statement/prospectus pursuant to which we will seek approval of the Potential Business Combination (or such other business combination), among other things, at a separate extraordinary general meeting. If the Extension is not approved, we may not be able to enter into, nor consummate, the Potential Business Combination (or another business combination). We urge you to vote at the Extraordinary General Meeting regarding the Extension. In addition, if you elect to redeem your shares at this time in connection with the Extension, sufficient cash amounts may not remain in the Trust Account to permit the Company to satisfy the

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related closing condition we anticipate to be set forth in the transaction documents of the Potential Business Combination (or another business combination). As a result, while the Target will have the right to waive the related closing condition in certain circumstances, the Potential Business Combination (or such other business combination) may not be consummated if there is not a sufficient amount of cash in the Trust Account as a result of redemptions of our shares in connection with the Extension, even if our shareholders vote to approve the Extension.

Based upon the amount in the Trust Account as of [●], 2022, which was approximately $[●], we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.00 at the time of the Extraordinary General Meeting. The closing price of the public shares on the New York Stock Exchange on [●], 2022, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $[●]. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON [●], 2022 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

The purpose of the Trust Amendment is to amend the Trust Agreement to extend the date on which Continental must liquidate the Trust Account if we have not completed our initial business combination, from October 23, 2022 to [●], 2023 (or such earlier date after October 23, 2022 as determined by the Company’s board of directors).

The Adjournment Proposal, if adopted, will allow our board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by October 23, 2022, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to us to pay our income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our Class B ordinary shares (the “founder shares” and, together with the public shares, the “shares” or “ordinary shares”), Sarissa Capital Acquisition Sponsor LLC (our “Sponsor”), will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

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The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The approval of the Trust Amendment Proposal requires the affirmative vote of holders of at least two-thirds of the issued and outstanding ordinary shares. The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to (1) extend the date by which we must consummate an initial business combination and (2) enter into and consummate the Potential Business Combination (or another business combination). Therefore, our board will abandon and not implement either amendment unless our shareholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, our board will retain the right to abandon and not implement the Extension without any further action by our stockholders.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Our board has fixed the close of business on [●], 2022 as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.

After careful consideration of all relevant factors, our board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under our amended and restated memorandum and articles of association, no other business may be transacted at the Extraordinary General Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Trust Amendment Proposal, the Adjournment Proposal and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your ordinary shares.

[●], 2022

By Order of the Board of Directors

Chief Executive Officer (Principal Executive Officer)

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote in person at the Extraordinary General Meeting (including by virtual means as provided herein). If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank (including by virtual means as provided herein). Your failure to vote or instruct your broker or bank how to vote will mean that your ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

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Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on [●], 2022: This notice of extraordinary general meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/sarissacap/2022.

SARISSA CAPITAL ACQUISITION CORP.

A Cayman Islands Exempted Company

660 Steamboat Rd.

Greenwich, CT 06830

EXTRAORDINARY GENERAL MEETING

TO BE HELD ON [●], 2022

PROXY STATEMENT

The extraordinary general meeting (the “Extraordinary General Meeting”) of Sarissa Capital Acquisition Corp. (“we,” “us,” “our” or the “Company”) will be held at 10:00 a.m. Eastern Time on [●], 2022 at the offices of Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019-6099, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Willkie Farr & Gallagher LLP. You will be able to attend the Extraordinary General Meeting online, vote, view the list of shareholders entitled to vote at the Extraordinary General Meeting and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/sarissacap/2022 or by phone dialing within the U.S. and Canada 1-800-450-7155 (toll-free) or outside of the U.S. and Canada +1-857-999-9155 (standard rates apply) and entering the conference identification number 6480145#. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:

•

a proposal to amend the Company’s amended and restated memorandum and articles of association (the “Articles”) pursuant to an amendment to the Articles in the form set forth in Annex A to this Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering that was consummated on October 23, 2020 (the “IPO”), from October 23, 2022 to [●], 2023 (or such earlier date after October 23, 2022 as determined by the Company’s board of directors) (the “Extension” and, such date, the “Extended Date”);

•

a proposal to amend the Investment Management Trust Agreement (the “Trust Agreement”), dated October 20, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B to this Proxy Statement, to extend the date on which Continental must liquidate the Trust Account (the “Trust Account”) established in connection with the IPO if the Company has not completed its initial business combination, from October 23, 2022 to [●], 2023 (or such earlier date after October 23, 2022 as determined by the Company’s board of directors) (the “Trust Amendment” and, such proposal, the “Trust Amendment Proposal”); and

•

a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal.

The purpose of the Extension Amendment and the Trust Amendment is to provide the Company with sufficient time to complete a business combination. On June 18, 2022, we signed a non-binding letter of intent with the Target (as defined in the accompanying Proxy Statement) to negotiate a potential business combination between the Company and the Target (the “Potential Business Combination”). Completion of the Potential Business Combination is subject to, among other matters, the completion of due diligence, the negotiation of an Agreement and Plan of Merger (a “Merger Agreement”), satisfaction of the conditions negotiated therein and approval of the transaction by our shareholders. The Articles provide that we have until October 23, 2022 to complete our initial business combination. Since we are in the negotiation stage of the Potential Business Combination, but have not yet entered into a Merger Agreement with respect to the Potential Business Combination, our board of directors (our “board”) believes that there may not be sufficient time before October 23, 2022 to hold an extraordinary general meeting at which to conduct a vote for the shareholder approvals required in connection with the Potential Business Combination (or another business combination) and consummate the closing of the Potential Business Combination (or such other business combination). Accordingly, our board believes that in order for us to finalize the negotiation of the Potential Business Combination (or another business combination), for our shareholders to then evaluate the Potential Business Combination (or such other business combination) and for us to be able to potentially consummate the Potential Business Combination (or such other business combination), we will need to obtain the Extension.

Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are both a condition to the implementation of the Extension. We are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. Consequently, we will not proceed with the Extension if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

In connection with the Extension Amendment Proposal, shareholders may elect to redeem their Class A ordinary shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any, divided by the number of then outstanding Class A ordinary shares included as part of the units sold in the IPO (including any shares of common stock issued in exchange thereof, the “public shares”), and which election we refer to as the “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Holders of public shares (the “public shareholders”) may make an Election regardless of whether such public shareholders were holders as of the record date. Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a public shareholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future, including the Potential Business Combination, if applicable, and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any, divided by the number of then outstanding public shares, in the event a proposed business combination, including the Potential Business Combination, if applicable, is completed. We are not asking you to vote on any proposed business combination, including the Potential Business Combination, at this time. If we enter into the Potential Business Combination, we intend to file (i) promptly thereafter a current report on Form 8-K with information about the Potential Business Combination (or another business combination), and (ii) in due course a separate proxy statement/prospectus pursuant to which we will seek approval of the Potential Business Combination (or such other business combination), among other things, at a separate extraordinary general meeting. If the Extension is not approved, we may not be able to enter into, nor consummate, the Potential Business Combination (or another business combination). We urge you to vote at the Extraordinary General Meeting regarding the Extension. In addition, if you elect to redeem your shares at this time in connection with the Extension, sufficient cash amounts may not remain in the Trust Account to permit the Company to satisfy the related closing condition we anticipate to be set forth in the transaction documents of the Potential Business Combination (or another business combination). As a result, while the Target will have the right to waive the related closing condition in certain circumstances, the Potential Business Combination (or such other business combination) may not be consummated if there is not a sufficient amount of cash in the Trust Account as a result of redemptions of our shares in connection with the Extension, even if our shareholders vote to approve the Extension.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $[●] that was in the Trust Account as of [●], 2022. In such event, we may need to obtain additional funds to complete the Potential Business Combination or any other initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by October 23, 2022, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to us to pay our income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our Class B ordinary shares (the “founder shares” and, together with the public shares, the “shares” or “ordinary shares”), Sarissa Capital Acquisition Sponsor LLC (our “Sponsor”), will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

Based upon the amount in the Trust Account as of [●], 2022, which was $[●], we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.00 at the time of the Extraordinary General Meeting. The closing price of the public shares on the New York Stock Exchange (the “NYSE”) on [●], 2022, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $[●]. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the approval of the Trust Amendment Proposal will constitute consent for us to (1) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any, divided by the number of then outstanding public shares and (2) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and will be available for use by us in connection with consummating an initial business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on any initial business combination, including the Potential Business Combination, if applicable, through the Extended Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved.

Under the Trust Amendment Proposal, we will amend the Trust Agreement to extend the date on which Continental must liquidate the Trust Account to the Extended Date.

Our board has fixed the close of business on [●], 2022 as the record date for determining our shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. On the record date of the Extraordinary General Meeting, there were 25,000,000 ordinary shares outstanding, of which 20,000,000 were public shares and 5,000,000 were founder shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, which holds all 5,000,000 founder shares, that it intends to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

This Proxy Statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies. We have engaged D.F. King & Co., Inc. (“D.F. King”), to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay D.F. King a fee of $[●]. We will also reimburse D.F. King for reasonable out-of-pocket expenses and will indemnify D.F. King and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

This Proxy Statement is dated [●], 2022 and is first being mailed to shareholders on or about [●], 2022.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Q: Why am I receiving this Proxy Statement?

A:   We are a blank check company incorporated on August 12, 2020 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. On October 23, 2020, we consummated our IPO from which we derived gross proceeds of  $200,000,000. Like many blank check companies, our Articles provide for the return of the funds held in trust to the holders of ordinary shares sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, October 23, 2022). Our board has determined that it is in the best interests of our shareholders to extend the date that we have to consummate a business combination to the Extended Date in order to allow us and our board to evaluate, finalize negotiating and enter into the Potential Business Combination (or another business combination), and subsequently for our shareholders to evaluate the Potential Business Combination (or such other business combination) and for us to be able to potentially consummate the Potential Business Combination (or such other business combination), and is submitting these proposals to our shareholders to vote upon.

Q: What is being voted on?	A: You are being asked to vote on:

•  a proposal to amend our Articles to extend the date by which we have to consummate our initial business combination from October 23, 2022 to [●], 2023 (or such earlier date after October 23, 2022 as determined by the Company’s board of directors);

•  a proposal to amend our Trust Agreement to extend the date on which Continental must liquidate the Trust Account if we have not completed our initial business combination, from October 23, 2022 to [●], 2023 (or such earlier date after October 23, 2022 as determined by the Company’s board of directors); and

•  a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal.

The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to (1) extend the date by which we must consummate our initial business combination and (2) enter into and consummate the Potential Business Combination (or another business combination). Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are both a condition to the implementation of the Extension.

We are not asking you to vote on any proposed business combination, including the Potential Business Combination, at this time. If we enter into the Potential Business Combination (or another business combination), we intend to file (i) promptly thereafter a current report on Form 8-K with information about the Potential Business Combination (or such other business combination), and (ii) in due course a separate proxy statement/prospectus pursuant to which we will seek approval of the Potential Business Combination (or such other business combination), among other things, at a separate extraordinary general meeting. If the Extension is not approved, we may not be able to enter into, nor consummate, the Potential Business Combination (or another business combination). We urge you to vote at the Extraordinary General Meeting regarding the Extension. In addition, if you elect to redeem your shares at this time in connection with the Extension, sufficient cash amounts may not remain in the Trust Account to permit the Company to satisfy the related closing condition we anticipate to be set forth in the transaction documents of the Potential Business Combination (or another business combination). As a result, while the Target will have the right to waive the related closing condition in certain circumstances, the Potential Business Combination (or such other business combination) may not be consummated if there is not a sufficient amount of cash in the Trust Account as a result of redemptions of our shares in connection with the Extension, even if our shareholders vote to approve the Extension.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the approval of the Trust Amendment Proposal will constitute consent for us to remove the Withdrawal Amount from the Trust Account and deliver to the holders of redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of the funds will remain in the Trust Account and will be available for our use in connection with consummating a business combination on or before the Extended Date.

We are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001, and we will not proceed with the Extension if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $[●] that was in the Trust Account as of [●], 2022. In such event, we may need to obtain additional funds to complete the Potential Business Combination or any other initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by October 23, 2022, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to us to pay our income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

Q: Why is the Company proposing the Extension Amendment Proposal and the Trust Amendment Proposal?

A:   Our Articles provide for the return of the funds held in the Trust Account to the holders of public shares if there is no qualifying business combination(s) consummated on or before October 23, 2022. As we explain below, we may not be able to enter into and complete an initial business combination by that date.

We are asking for an extension of this timeframe in order to enter into and complete the Potential Business Combination (or another business combination). On June 18, 2022, we signed a non-binding letter of intent with the Target to negotiate the Potential Business Combination. Since we are finalizing negotiating the Potential Business Combination but have not yet entered into a Merger Agreement with respect to the Potential Business Combination, our board currently believes that there may not be sufficient time before October 23, 2022 to hold an extraordinary general meeting at which to conduct a vote for the shareholder approvals required in connection with the Potential Business Combination (or another business combination) and to consummate the closing of the Potential Business Combination (or such other business combination).

Accordingly, in order for us to finalize negotiating the Potential Business Combination (or another business combination), for our shareholders to be able to evaluate the Potential Business Combination (or such other business combination) and for us to be able to potentially consummate the Potential Business Combination (or such other business combination), we will need to obtain the Extension. Our board is proposing the Extension Amendment Proposal to amend our Articles in the form set forth in Annex A hereto to extend the date by which we must (1) consummate our initial business combination, (2) cease our operations except for the purpose of winding up if we fail to complete such business combination, and (3) redeem all the public shares, from October 23, 2022 to [●], 2023 (or such earlier date after October 23, 2022 as determined by the Company’s board of directors), and our board is proposing the Trust Amendment Proposal to amend the Trust

Agreement in the form set forth in Annex B to extend the date on which Continental must liquidate the Trust Account established in connection with our IPO if we have not completed a business combination, from October 23, 2022 to [●], 2023 (or such earlier date after October 23, 2022 as determined by the Company’s board of directors).

Q: Why should I vote “FOR” the Extension Amendment Proposal?

A:   Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before October 23, 2022, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any, divided by the number of then outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

Our board believes, however, that shareholders should have an opportunity to evaluate the Potential Business Combination (or another business combination). Accordingly, our board is proposing the Extension Amendment to extend the date by which we have to complete our initial business combination until the Extended Date and to allow for the Election. The Extension would give us the opportunity to enter into the Potential Business Combination (or another business combination) and to hold a shareholder vote for the approval of the Potential Business Combination (or such other business combination). In addition, approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future, including the Potential Business Combination, if applicable, and the right to redeem your public shares in connection with such initial business combination.

Our board recommends that you vote in favor of the Extension Amendment Proposal.

Q: Why should I vote “FOR” the Trust Amendment Proposal?

A:   As discussed above, our board believes shareholders should have an opportunity to evaluate the Potential Business Combination (or another business combination). In addition, approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

Whether a holder of public shares votes in favor of or against the Extension Amendment Proposal or the Trust Amendment Proposal, if such proposals are approved, the holder may, but is not required to, redeem all or a portion of its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any, divided by the number of then outstanding public shares. We will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

If holders of public shares do not elect to redeem their public shares, such holders will retain redemption rights in connection with any future initial business combination we may propose, including the Potential Business Combination, if applicable. Assuming the Extension Amendment Proposal is approved, we will have until the Extended Date to complete our initial business combination.

Our board recommends that you vote in favor of the Trust Amendment Proposal.

Q: Why should I vote “FOR” the Adjournment Proposal?

A:   If the Adjournment Proposal is not approved by our shareholders, our board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

If presented, our board recommends that you vote in favor of the Adjournment Proposal.

Q: When would the Board abandon the Extension Amendment Proposal and the Trust Amendment Proposal?

A:   Our board will abandon the Extension Amendment and the Trust Amendment if our shareholders do not approve both the Extension Amendment Proposal and the Trust Amendment Proposal, and our board may elect to abandon the Potential Business Combination negotiations are terminated before the Extraordinary General Meeting. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, our board will retain the right to abandon and not implement the Extension without any further action by our stockholders. Additionally, we are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001, and we will not proceed with the Extension if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

Q: How do the Company insiders intend to vote their shares?	A: Our Sponsor owns 5,000,000 founder shares. Such founder shares represent 20% of our issued and outstanding ordinary shares.

The founder shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor that it intends to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

Q: What vote is required to adopt the Extension Amendment Proposal?

A:   The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

A quorum of our shareholders is necessary to hold a valid Extraordinary General Meeting. A quorum will be present at the Extraordinary General Meeting if the holders of a majority of the issued and outstanding ordinary shares entitled to vote at the Extraordinary General Meeting are represented in person or by proxy. As of the record date for the Extraordinary General Meeting, the holders of at least 12,500,001 ordinary shares would be required to achieve a quorum. Our Sponsor owns an aggregate of 5,000,000 founder shares, which represent approximately 20% of our issued and outstanding ordinary shares. Therefore, the holders of at least 7,500,001 additional outstanding ordinary shares must be represented in person or by proxy at the Extraordinary General Meeting in order to achieve a quorum.

Assuming all of the issued and outstanding ordinary shares are voted at the Extraordinary General Meeting, the Extension Amendment Proposal will be approved if 16,666,750 of the outstanding ordinary shares are voted in favor. Our Sponsor intends to vote in favor of the Extension Amendment Proposal. In this scenario, the holders of at least 11,666,750 additional ordinary shares would need to vote in favor of the Extension Amendment Proposal in order for the Extension Amendment Proposal to be approved.

Assuming the minimum number of holders required to constitute a quorum are present at the Extraordinary General Meeting, then the Extension Amendment Proposal will be approved if 8,333,751 of the outstanding ordinary shares are voted in favor. Our Sponsor intends to vote in favor of the Extension Amendment Proposal. In this scenario, the holders of at least 3,333,751 additional ordinary shares would need to vote in favor of the Extension Amendment Proposal in order for the Extension Amendment Proposal to be approved.

Q: What vote is required to approve the Trust Amendment Proposal?

A:   The approval of the Trust Amendment Proposal requires the affirmative vote of holders of at least two-thirds of the then issued and outstanding ordinary shares. Approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal.

A quorum of our shareholders is necessary to hold a valid Extraordinary General Meeting. A quorum will be present at the Extraordinary General Meeting if the holders of a majority of the issued and outstanding ordinary shares entitled to vote at the Extraordinary General Meeting are represented in person or by proxy. As of the record date for the Extraordinary General Meeting, the holders of at least 12,500,001 ordinary shares would be required to achieve a quorum. Our Sponsor owns an aggregate of 5,000,000 founder shares, which represent approximately 20% of our issued and outstanding ordinary shares. Therefore, the holders of at least 7,500,001 additional outstanding ordinary shares must be represented in person or by proxy at the Extraordinary General Meeting in order to achieve a quorum.

Assuming all of the issued and outstanding ordinary shares are voted at the Extraordinary General Meeting, the Trust Amendment Proposal will be approved if 16,666,750 of the outstanding ordinary shares are voted in favor. Our Sponsor intends to vote in favor of the Extension Amendment Proposal. In this scenario, the holders of at least 11,666,750 ordinary shares would need to vote in favor of the Trust Amendment Proposal in order for the Trust Amendment Proposal to be approved.

Assuming the minimum number of holders required to constitute a quorum are present at the Extraordinary General Meeting, then the Trust Amendment Proposal will be approved if 8,333,751 of the outstanding ordinary shares are voted in favor. Our Sponsor intends to vote in favor of the Extension Amendment Proposal. In this scenario, the holders of at least 3,333,751 ordinary shares would need to vote in favor of the Trust Amendment Proposal in order for the Trust Amendment Proposal to be approved.

Q: What vote is required to approve the Adjournment Proposal?

A:   The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Q: What if I do not want to vote “FOR” the Extension Amendment Proposal or Trust Amendment Proposal?

A:   If you do not want the Extension Amendment Proposal to be approved, you must vote “AGAINST” the proposals. If you do not want the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” the proposals. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal or the Trust Amendment Proposal.

Broker non-votes, abstentions or the failure to vote on the Trust Amendment Proposal will have the same effect as votes “AGAINST” the Trust Amendment Proposal. Broker “non-votes” and abstentions will have no effect with respect to the approval of the Extension Amendment Proposal or the Adjournment Proposal.

Q. How are the funds in the Trust Account currently being held?

A. With respect to the regulation of special purpose acquisition companies (“SPACs”) like the Company, on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the Trust Account have, since the Company’s initial public offering in October 2020, been held only in U.S.

government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940), on [●], 2022, the Company instructed Continental Stock Transfer & Trust Company, the trustee managing the Trust Account, to hold all funds in the Trust Account in cash until the earlier of consummation of a business combination and liquidation of the Company.

Q. Is the Company subject to the Investment Company Act of 1940?

A. As indicated above, the Company completed its initial public offering in October 2020 and has operated as a blank check company searching for a target business with which to consummate an initial business combination since such time. On March 30, 2022, the SEC issued the SPAC Rule Proposals, which would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that they satisfy certain conditions that limit a company’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require the company to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than 18 months after the effective date of the company’s registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the effective date of its registration statement for its initial public offering. Because we have been searching for a target business with which to consummate a business combination since October 2020, we would fall outside the scope of the proposed safe harbor of the SPAC Rule Proposals.

The SEC has indicated that it believes that there are serious questions concerning the applicability of the Investment Company Act to special purpose acquisition companies, including a company like ours, that does not complete its initial business combination within the proposed time frame set forth in the SPAC Rule Proposals. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If the Company was deemed to be an investment company for purposes of the Investment Company Act and found to have been operating as an unregistered investment company, it could cause the Company to liquidate. If we are forced to liquidate, investors in the Company would not be able to participate in any benefits of owning stock in an operating business, including the potential appreciation of our stock following such a transaction and our warrants would expire worthless.

Q: What happens if the Extension Amendment Proposal or the Trust Amendment Proposal is not approved?	A: Our board will abandon the Extension Amendment and the Trust Amendment if our shareholders do not approve both the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by October 23, 2022, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to us to pay our income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

Q: What happens if the Potential Business Combination negotiations are terminated before the Extraordinary General Meeting?

A:   Our board may elect to abandon the Extension Amendment and the Trust Amendment if the Potential Business Combination negotiations are terminated prior to the Extraordinary General Meeting.

In such circumstances, we will not consummate our initial business combination by October 23, 2022 and, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to us to pay our income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

Q: If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

A:   If the Extension Amendment Proposal or the Trust Amendment Proposal are approved and our board implements the Extension, , the amendments to our Articles that are set forth in Annex A hereto will become effective and we will continue our efforts to consummate the Potential Business Combination (or another business combination). We will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and our units, public shares and warrants will remain publicly traded.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our ordinary shares held by our Sponsor as a result of its ownership of the founder shares.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented but we do not complete our initial business combination by the Extended Date (or, if such date is further extended at a duly called extraordinary general meeting, such later date), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to us to pay our income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

Notwithstanding the foregoing, we will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal, and the consequences will be the same as if the Extension Amendment Proposal and the Trust Amendment Proposal were not approved, as described above.

Q: What happens to the Company warrants if the Extension Amendment Proposal or the Trust Amendment Proposal is not approved?

A:   If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we have not consummated a business combination by October 23, 2022, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to us to pay our income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

Q: What happens to the Company warrants if the Extension Amendment Proposal and the Trust Amendment Proposal are approved?

A:   If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate an initial business combination until the Extended Date. The public warrants will remain outstanding and only become exercisable 30 days after the completion of an initial business combination, provided we have an effective registration statement under the Securities Act of 1933 (the “Securities Act”) covering the issuance of the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Q: If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with any future initial business combination

A:   Unless you elect to redeem your shares at this time, you will be able to exercise redemption rights in respect of any future initial business combination, including the Potential Business Combination, if applicable, subject to any limitations set forth in our Articles.

Q: How do I change my vote?

A:   You may change your vote by sending a later-dated, signed proxy card to our Secretary at Sarissa Capital Acquisition Corp., 660 Steamboat Rd., Greenwich, CT 06830, so that it is received prior to the Extraordinary General Meeting or by attending the Extraordinary General Meeting in person and voting (including by virtual means as provided below). You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by our Secretary prior to the Extraordinary General Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Extraordinary General Meeting and vote at the Extraordinary General Meeting, you must bring to the Extraordinary General Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Any shareholder wishing to attend the virtual meeting should register for the meeting by [●], 2022 (one week prior to the meeting date). To register for the Extraordinary General Meeting, please follow these instructions as applicable to the nature of your ownership of ordinary shares:

•  If your shares are registered in your name with Continental Stock Transfer & Trust Company and you wish to attend the online-only Extraordinary General Meeting, go to https://www.cstproxy.com/sarissacap/2022, enter the control number included on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

•  Beneficial shareholders (those holding shares through a stock brokerage account or by a bank or other holder of record) who wish to attend the virtual meeting and vote must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Continental will issue a control number and email it back with the meeting information.

Q: How are votes counted?

A:   Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Extension Amendment Proposal must be approved as a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The Trust Amendment Proposal must be approved by the affirmative vote of holders of a majority of at least two-thirds of the then outstanding shares as of the record date.

Accordingly, a Company shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting means that such shareholder’s ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. The approval of the Adjournment Proposal requires the affirmative vote of holders of a majority of the ordinary shares represented in person or by proxy and entitled to vote thereon at the Extraordinary General Meeting. Accordingly, a Company shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of ordinary shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established, but will not count as a vote cast at the Extraordinary General Meeting.

Q: If my shares are held in “street name,” will my broker automatically vote them for me?

A:   No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q: What is a Quorum requirement?

A:   A quorum of our shareholders is necessary to hold a valid Extraordinary General Meeting. A quorum will be present at the Extraordinary General Meeting if the holders of a majority of the issued and outstanding ordinary shares entitled to vote at the Extraordinary General Meeting are represented in person or by proxy. As of the record date for the Extraordinary General Meeting, the holders of at least 12,500,001 ordinary shares would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement, but will not count as a vote cast at the Extraordinary General Meeting. In the absence of a quorum, the chairman of the meeting has power to adjourn the Extraordinary General Meeting.

Q: Who can vote at the Extraordinary General Meeting?

A:   Only holders of record of our ordinary shares at the close of business on [●], 2022 are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments thereof. On this record date, 25,000,000 ordinary shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q: Does the board recommend voting for the approval of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?

A:   Yes. After careful consideration of the terms and conditions of these proposals, our board has determined that the Extension Amendment, the Trust Amendment and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The board recommends that our shareholders vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal.

Q: What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

A:   Our Sponsor, directors and officers will benefit from the proposals and the consummation of a business combination, and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to shareholders rather than liquidate. Additionally, our Sponsor, directors and officers may have interests in the proposals that may be different from, or in addition to, or which may conflict with your interests as a shareholder. These interests include, among other things:

•  the fact that our Sponsor, directors and officers have agreed not to redeem any of their shares in connection with a shareholder vote to approve a business combination;

•  the fact that our Sponsor paid an aggregate of $25,000 for 5,000,000 founder shares, all of which are currently owned by the Sponsor. As a result, our Sponsor will have a rate of return on its investment which differs from the rate of return of the Company’s shareholders who purchased ordinary shares at various other prices, including ordinary shares included in the Company units that were sold at $10.00 per unit in our initial public offering. Additionally, the founder shares will expire worthless if an initial business combination is not consummated by October 23, 2022 (unless such date is extended pursuant to the Extension Amendment Proposal and the Trust Amendment Proposal);

•  the fact that our Sponsor, directors and officers have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any ordinary shares (other than public shares) held by them if the Company fails to complete an initial business combination by October 23, 2022 (unless such date is extended pursuant to the Extension Amendment Proposal and the Trust Amendment Proposal);

•  the fact that our Sponsor paid $5,000,000 for 3,333,333 private placement warrants, and the fact that the private placement warrants will expire worthless if a business combination is not consummated by October 23, 2022 (unless such date is extended pursuant to the Extension Amendment Proposal and the Trust Amendment Proposal); and

•  the fact that our Sponsor, directors and officers will lose their entire investment in the Company and will not be reimbursed for any out-of-pocket expenses if an initial business combination is not consummated by October 23, 2022 (unless such date is extended pursuant to the Extension Amendment Proposal and the Trust Amendment Proposal).

See the section entitled “The Extraordinary General Meeting - Interests of our Sponsor, Directors and Officers.”

Q: Who is the Company’s Sponsor?

A:   The Company’s Sponsor is Sarissa Capital Acquisition Sponsor LLC, a Delaware limited liability company. Our Sponsor currently owns 5,000,000 founder shares. Sarissa Capital Management LP is the managing member of our Sponsor. The general partner of Sarissa Capital Management LP is Sarissa Capital Management GP LLC, and the managing member of Sarissa Capital Management GP LLC is Alexander Denner. Our Sponsor is not and is not controlled by any foreign persons, as that term is defined by the Committee on Foreign Investment in the United States (“CFIUS”) regulations at 31 CFR § 800.224. The Company does not believe that any of the above facts or relationships would subject the Potential Business Combination to regulatory review, including review by CFIUS.

However, if a business combination were to become subject to CFIUS review, CFIUS could decide to block or delay such business combination, impose conditions with respect to such business combination or request the President of the United States to order us to divest all or a portion of the U.S. target business if acquired without first obtaining CFIUS approval. The time required for CFIUS to conduct its review and any remedy imposed by CFIUS could prevent the Company from completing its initial business combination and require the Company to liquidate. In that case, investors would be entitled to redemption of 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to us to pay our income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any). Moreover, investors would lose the investment opportunity in a target company, and any price appreciation in the combined companies, and the warrants would expire worthless.

Q: Do I have dissenters’ rights if I object to the Extension Amendment Proposal and the Trust Amendment Proposal?	A: Our shareholders do not have dissenters’ rights in connection with the Extension Amendment Proposal or the Trust Amendment Proposal under Cayman Islands law.

Q: What do I need to do now?

A:   We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q: How do I vote?

A:   If you are a holder of record of our ordinary shares, you may vote in person (including by virtual means as provided herein) at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting.

Whether or not you plan to attend the Extraordinary General Meeting in person (including by virtual means), we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote in person if you have already voted by proxy.

If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q: How do I redeem my ordinary shares?

A:   Each of our public shareholders may submit an election that, if the Extension is implemented, such public shareholder elects to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination, including the Potential Business Combination, if applicable, or if we have not consummated our initial business combination by the Extended Date.

In order to tender your ordinary shares for redemption, you must elect either to physically tender your shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York, 10004, Attn: Mark Zimkind, or to tender your shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to the transfer agent electronically using The Depository Trust Company’s (“DTC”) DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You must identify yourself in writing as a beneficial holder of your ordinary shares and provide your legal name, phone number and address. You should tender your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on [●], 2022 (two business days before the Extraordinary General Meeting).

Q: How do I withdrawal my election to redeem my ordinary shares?

A:   If you tendered your ordinary shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of public ordinary shares, may not be withdrawn once submitted to us unless our Board of Directors determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part).

Q: What should I do if I receive more than one set of voting materials?

A:   You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q: Who is paying for this proxy solicitation?

A:   We will pay for the entire cost of soliciting proxies. We have engaged D.F. King to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay D.F. King a fee of $[●]. We will also reimburse D.F. King for reasonable out-of-pocket expenses and will indemnify D.F. King and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q: Who can help answer my questions?	A: If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

D.F. King & Co., Inc. 48 Wall Street New York, New York 10005 Individuals call toll-free: 1-800-549-6746 Banks and Brokerage Firms, please call 1-212-269-5550 Email: sarissa@dfking.com

If you have questions regarding the certification of your position or delivery of your ordinary shares, please contact:

Continental Stock Transfer & Trust Company 1 State Street 30th Floor New York, New York 10004 Attention: Mark Zimkind Email: mzimkind@continentalstock.com

You may also obtain additional information about us from documents we file with the Securities and Exchange Commission (the “SEC”) by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, including as they relate to any initial business combination, including the Potential Business Combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Proxy Statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to any initial business combination, including the Potential Business Combination, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and shareholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K/A filed with the SEC on April 1, 2022 and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this Proxy Statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

BACKGROUND

We are a blank check company incorporated on August 12, 2020 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

On October 23, 2020, we consummated our initial public offering (“IPO”) of 20,000,000 units, including the issuance of 2,500,000 units as a result of the underwriter’s partial exercise of its over-allotment option. Each unit consisted of one Class A ordinary share, par value $0.0001 per share, and one-third of one redeemable warrant, with each warrant entitling the holder to purchase one Class A ordinary share at a price of $11.50 per share. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $200,000,000.

Simultaneously with the consummation of the IPO, we consummated the private placement (“Private Placement”) of 4,000,000 warrants (“Private Placement Warrants”) at a price of $1.50 per Private Placement Warrant, generating total proceeds of $6,000,000. 3,333,333 of the Private Placement Warrants were purchased by our Sponsor, and 666,667 Private Placement Warrants were purchased by the underwriter. The Private Placement Warrants are identical to the warrants sold in the IPO, except that the Private Placement Warrants are non-redeemable and may be exercised on a cashless basis, in each case, so long as they continue to be held by the initial purchaser or its permitted transferees. The purchasers of the Private Placement Warrants have agreed not to transfer, assign, or sell any of the Private Placement Warrants or the Class A ordinary shares underlying the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of our initial business combination and, for as long as the Private Placement Warrants are held by the underwriter or its designees or affiliates, until the expiration of the lock-up and registration rights limitations imposed by FINRA Rule 5110 and five years from the effective date of the registration statement for our IPO.

Following the closing of the IPO, a total of  $200,000,000, from the net proceeds of the sale of the units in the IPO and the Private Placement Warrants was placed in the Trust Account. The proceeds held in the Trust Account may be invested by the trustee only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended. As of [●], 2022, funds held in the Trust Account totaled approximately $[●], and were held in cash and U.S. Treasury Bills.

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, direct or indirect ownership of founder shares and warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extraordinary General Meeting - Interests of our Sponsor, Directors and Officers.”

On the record date of the Extraordinary General Meeting, there were 25,000,000 ordinary shares outstanding, of which 20,000,000 were public shares and 5,000,000 were founder shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, which holds all 5,000,000 founder shares, that it intends to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

Our principal executive offices are located at 660 Steamboat Rd., Greenwich, CT, 06830 and our telephone number is (203) 302-2330.

THE EXTENSION AMENDMENT AND THE TRUST AMENDMENT PROPOSALS

The Extension Amendment Proposal

We are proposing to amend our Articles to extend the date by which we have to consummate a business combination to the Extended Date.

The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to (1) extend the date by which we must consummate our initial business combination and (2) consummate the Potential Business Combination (or another business combination). Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are both a condition to the implementation of the Extension.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we have not consummated a business combination by October 23, 2022, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to us to pay our income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

The purpose of the Extension Amendment and the Trust Amendment is to provide the Company with sufficient time to complete the Potential Business Combination (or another business combination) in case such additional time is needed. On June 18, 2022, we signed a non-binding letter of intent with the prospective target entity (the “Target”) to negotiate a business combination between the Company and the Target. Completion of the business combination with the Target is subject to, among other matters, the completion of due diligence, the negotiation of a Merger Agreement, satisfaction of the conditions negotiated therein and approval of the transaction by our shareholders. The Articles provide that we have until October 23, 2022 to complete our initial business combination. Since we have not yet entered into a Merger Agreement with the Target, our board currently believes that there will not be sufficient time before October 23, 2022 to hold an extraordinary general meeting at which to conduct a vote for the shareholder approvals required in connection with the Potential Business Combination (or another business combination) and to consummate the closing of the Potential Business Combination (or such other business combination). Accordingly, our board believes that in order to allow us to enter into the Potential Business Combination (or another business combination) and give our shareholders the opportunity to evaluate the Potential Business Combination (or such other business combination) and enable us to potentially consummate the Potential Business Combination (or such other business combination), we will need to obtain the Extension.

A copy of the proposed amendments to the Articles of the Company is attached to this Proxy Statement in Annex A.

Trust Amendment Proposal

The purpose of the Trust Amendment is to amend the Trust Agreement to extend the date on which Continental must liquidate the Trust Account if we have not completed our initial business combination, from

October 23, 2022 to [●], 2023 (or such earlier date after October 23, 2022 as determined by the Company’s board of directors). A copy of the proposed amendments to the Trust Agreement is attached to this Proxy Statement in Annex B.

Reasons for the Extension Amendment Proposal and the Trust Amendment Proposal

Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before October 23, 2022, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any, divided by the number of then outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles. In addition, approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

Our board believes, however, that it should have an opportunity to complete the negotiations and enter into the Potential Business Combination (or another business combination) and shareholders should have an opportunity to evaluate the Potential Business Combination (or such other business combination). Accordingly, our board is proposing the Extension Amendment to extend the date by which we have to complete our initial business combination until the Extended Date and to allow for the Election. The Extension would give us the opportunity to enter into the Potential Business Combination (or another business combination) and to hold a shareholder vote for the approval of the Potential Business Combination (or such other business combination). In addition, approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future, including the Potential Business Combination, if applicable, and the right to redeem your public shares in connection with such initial business combination.

If Either the Extension Amendment Proposal or the Trust Amendment Proposal Is Not Approved

The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to (1) extend the date by which we must consummate our initial business combination and (2) consummate the Potential Business Combination (or another business combination). Therefore, our board will abandon and not implement either amendment unless our shareholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, our board will retain the right to abandon and not implement the Extension without any further action by our stockholders.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by October 23, 2022, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to us to pay our income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

If the Extension Amendment Proposal and the Trust Amendment Proposal Are Approved

Upon approval of the Extension Amendment Proposal and the Trust Amendment Proposal by the requisite number of votes and the decision by our Board to implement the Extension, the amendments to our Articles that are set forth in Annex A hereto will become effective. We will remain a reporting company under the Exchange Act, and our units, public shares and warrants will remain publicly traded.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $[●] that was in the Trust Account as of [●], 2022. In such event, we may need to obtain additional funds to complete the Potential Business Combination or any other initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented but we do not complete our initial business combination by the Extended Date (or, if such date is further extended at a duly called extraordinary general meeting, such later date), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to us to pay our income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

Notwithstanding the foregoing, we will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal, and the consequences will be the same as if the Extension Amendment Proposal and the Trust Amendment Proposal were not approved, as described above.

Redemption Rights

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, each of our public shareholders may submit an election that, if the Extension is implemented, such public shareholder elects to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination, including the Potential Business Combination, if applicable, or if we have not consummated our initial business combination by the Extended Date.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON [●], 2022 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

In order to tender your ordinary shares for redemption, you must elect either to tender your shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to Continental Stock Transfer & Trust Company, our transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York, 10004, Attn: Mark Zimkind, or to tender your shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You must identify yourself in writing as a beneficial holder of your ordinary shares and provide your legal name, phone number and address. You should tender your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on [●], 2022 (two business days before the Extraordinary General Meeting).

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that tender their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal at the Extraordinary General Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you tendered your ordinary shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of public ordinary shares, may not be withdrawn once submitted to us unless our Board of Directors determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). In the event that a public shareholder tenders shares and the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal and the Trust Amendment Proposal will not be approved. The transfer agent will hold the certificates of public shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any, divided by the number of then outstanding public shares. Based upon the amount in the Trust Account as of [●], 2022, which was approximately $[●], we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.00 at the time of the Extraordinary General Meeting. The closing price of the public shares on the NYSE on [●], 2022, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $[●]. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to our transfer agent prior to the vote on the Extension Amendment Proposal at the Extraordinary General Meeting. We anticipate that a public shareholder who tenders ordinary shares for redemption in connection with the vote to approve the Extension Amendment Proposal and the Trust Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR

SHAREHOLDERS EXERCISING REDEMPTION RIGHTS

The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that make an Election if the Extension is completed. This discussion applies only to public shares that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:

•	the Sponsor or our directors and officers;

•	financial institutions or financial services entities;

•	broker-dealers;

•	taxpayers that are subject to the mark-to-market method of accounting;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	insurance companies;

•	regulated investment companies or real estate investment trusts;

•	expatriates or former long-term residents of the United States;

•	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•

persons that acquired Class A Ordinary Shares pursuant to an exercise of employee share options or upon payout of a restricted stock unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

•	persons that hold public shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

•	persons whose functional currency is not the U.S. dollar;

•	controlled foreign corporations; or

•	passive foreign investment companies.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds public shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any public shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of an Election to them.

EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

As used herein, a “U.S. Holder” is a beneficial owner of public shares who or that is, for U.S. federal income tax purposes:

1.	an individual citizen or resident of the United States,

2.

a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

3.	an estate whose income is subject to U.S. federal income tax regardless of its source, or

4.

a trust if (i) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in place to be treated as a U.S. person.

Redemption of Public Shares

In addition to the passive foreign investment company (“PFIC”) considerations discussed below under “- PFIC Considerations,” the U.S. federal income tax consequences of the redemption of a U.S. Holder’s public shares pursuant to an Election will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If the redemption qualifies as a sale of public shares, a U.S. Holder will be treated as described below under the section entitled “- U.S. Holders - Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” If the redemption does not qualify as a sale of public shares, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “- U.S. Holders - Taxation of Distributions.”

The redemption of public shares will generally qualify as a sale of the public shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only ordinary shares actually owned by such U.S. Holder, but also ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to ordinary shares owned directly, ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any ordinary shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

The redemption of ordinary shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial business combination, the public shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the ordinary shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the ordinary shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of ordinary shares owned by certain family members and such U.S. Holder does not constructively own any other ordinary shares. The redemption of public shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the respective entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption of public shares will be treated as a distribution to the redeemed holder and the tax effects to such U.S. holder will be as described below under the section entitled “- Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to such holder’s adjusted tax basis in its remaining stock, or, if it has none, to such holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.

U.S. Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.

Taxation of Distributions

Subject to the PFIC rules discussed below under “- PFIC Considerations,” if the redemption of a U.S. Holder’s public shares is treated as a distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations.

With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if (i) public shares are readily tradable on an established securities market in the United States or (ii) public shares are eligible for the benefits of an applicable income tax treaty, in each case provided that the Company is not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain holding period and other requirements are met. Because we believe it is likely that we were a PFIC for our prior taxable year ended December 31, 2021, and it is likely that the lower applicable long-term capital gains rate would not apply to any redemption proceeds treated as a distribution. Moreover, it is unclear whether redemption rights with respect to the public shares may prevent the holding period of such shares from commencing prior to the termination of such rights. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any redemption treated as a dividend with respect to public shares.

Distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our public shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the public shares and will be treated as described below under the section entitled “- Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of public shares.”

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares

Subject to the PFIC rules discussed below under “- PFIC Considerations,” if the redemption of a U.S. Holder’s public shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the public shares redeemed.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the ordinary shares exceeds one year. However, it is unclear whether the redemption rights with respect to the public shares described in this proxy statement may prevent the holding period of the public shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of public shares (public shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

PFIC Considerations

A foreign corporation will be a PFIC for U.S. federal income tax purposes if at least 75% of its gross income in a taxable year is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than certain rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

We believe it is likely that we were a PFIC for our prior taxable year ended December 31, 2021. Our PFIC status for our current taxable year ending December 31, 2022, however, depends in part on whether we complete a business combination prior to the end of such year, as well as the timing and specifics of any such business combination. Because these and other facts on which any determination of PFIC status are based may not be known until the close of our current taxable year, there can be no assurances with respect to our PFIC status for such year. Even if we are not a PFIC for our current taxable year, a determination that we were a PFIC for any prior taxable year will continue to apply to any U.S. Holders who held our securities during such prior taxable years, absent certain elections described below.

If (i) we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder and (ii) the U.S. Holder did not make a timely and effective “qualified electing fund” election (“QEF Election”) for each of our taxable years as a PFIC in which the U.S. Holder held public shares, a QEF Election along with a purging election, or a “mark-to-market” election, then such holder will generally be subject to special rules (the “Default PFIC Regime”) with respect to:

•	any gain recognized by the U.S. Holder on the sale or other disposition of its public shares; and

•

any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such ordinary shares).

Under the Default PFIC Regime:

•	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its public shares;

•

the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;

•

the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

•

an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES TO THE REDEMPTION OF PUBLIC SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF MAKING OR HAVING MADE ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

THE EXTRAORDINARY GENERAL MEETING

Date, Time and Place. The Extraordinary General Meeting of our shareholders will be held at 10:00 am Eastern Time on [●], 2022 at the offices of Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019-6099, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Willkie Farr & Gallagher LLP. You will be able to attend the Extraordinary General Meeting online, vote, view the list of shareholders entitled to vote at the Extraordinary General Meeting and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/sarissacap/2022 or by phone dialing within the U.S. and Canada 1-800-450-7155 (toll-free) or outside of the U.S. and Canada +1-857-999-9155 (standard rates apply) and entering the conference identification number 6480145#. This Proxy Statement is first being mailed to shareholders of the Company on or about [●], 2022. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned the ordinary shares at the close of business on [●], 2022, the record date for the Extraordinary General Meeting. You will have one vote per proposal for each share of ordinary shares you owned at that time. The Company warrants do not carry voting rights.

Votes Required. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The approval of the Trust Amendment Proposal requires the affirmative vote of holders of at least two-thirds of the then issued and outstanding ordinary shares. The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

On the record date of the Extraordinary General Meeting, there were 25,000,000 ordinary shares outstanding, of which 20,000,000 were public shares and 5,000,000 were founder shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, which holds all 5,000,000 founder shares, that it intends to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

If you do not want the Extension Amendment Proposal to be approved, you must vote “AGAINST” the proposals. If you do not want the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” the proposals. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal or the Trust Amendment Proposal.

Broker non-votes, abstentions or the failure to vote on the Trust Amendment Proposal will have the same effect as votes “AGAINST” the Trust Amendment Proposal. Broker “non-votes” and abstentions will have no effect with respect to the approval of the Extension Amendment Proposal or the Adjournment Proposal.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited on behalf of our board on the proposals to approve the Extension Amendment Proposal and the Trust Amendment Proposal being presented to shareholders at the Extraordinary General Meeting. We have engaged D.F. King to assist in the solicitation of proxies for the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person, by telephone or other means of communication. If you grant a proxy, you may still revoke your proxy and vote your shares in person (including by virtual means as provided herein) at the Extraordinary General Meeting. You may contact D.F. King at:

D.F. King & Co., Inc.

48 Wall Street

New York, New York 10005

Individuals call toll-free: 1-800-549-6746

Banks and Brokerage Firms, please call 1-212-269-5550

Email: sarissa@dfking.com

Required Vote

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law being the affirmative vote of the holders of a majority of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal. The approval of the Trust Amendment Proposal requires the affirmative vote of holders of at least two-thirds of our then issued and outstanding ordinary shares. Approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal. The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by October 23, 2022, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to us to pay our income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to (1) extend the date by which we must consummate our initial business combination and (2) consummate the Potential Business Combination (or another business combination). Therefore, our board will abandon and not implement either amendment unless our shareholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, our board will retain the right to abandon and not implement the Extension without any further action by our stockholders. Additionally, we will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our board, you should keep in mind that our Sponsor, directors and officers will benefit from the proposals and the consummation of a business combination, and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to shareholders rather than liquidate. Additionally, our Sponsor, directors and officers may have interests in the proposals that may be different from, or in addition to, or which may conflict with your interests as a shareholder. These interests include, among other things:

•

If we do not consummate our initial business combination transaction by October 23, 2022, which is 24 months from the closing of our IPO, or by the Extended Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented (or, if such date is further extended at a duly called extraordinary general meeting, such later date), we would: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to us to pay our income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, the founder shares, which are owned by our Sponsor, would be worthless because following the redemption of the public shares, we would likely have few, if any, net assets and because the holders of our founder shares have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the founder shares if we fail to complete our initial business combination within the required period.

•

In addition, simultaneously with the closing of our IPO, we consummated the sale of 4,000,000 Private Placement Warrants at a price of  $1.50 per warrant, generating total proceeds of $6,000,000. 3,333,333 of the Private Placement Warrants were purchased by our Sponsor, and 666,667 Private Placement Warrants were purchased by the underwriter. The warrants are each exercisable for one ordinary share at $11.50 per share. If we do not consummate our initial business combination by October 23, 2022, or by the Extended Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented (or, if such date is further extended at a duly called extraordinary general meeting, such later date) then the proceeds from the sale of the Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor and the underwriter will be worthless.

•

Our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination. As such, in the future they will receive any cash fees, stock options or stock awards that a post-business combination board of directors determines to pay to its directors and officers if they continue as directors and officers following such initial business combination. Certain of our directors are currently expected to continue as our directors after the consummation of the Potential Business Combination (or another business combination).

•

In order to protect the amounts held in the Trust Account, our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (excluding our independent registered public accounting firm) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amounts in the Trust

Account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per share held in the Trust Account as of the date of the liquidation of the Trust Account if less than $10.00 per public share due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay our tax obligations, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to seek access to the trust account nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

•

Following consummation of our initial business combination, our Sponsor, our officers and directors and their respective affiliates would be entitled to reimbursement for any out-of-pocket expenses related to identifying, investigating, negotiating and completing an initial business combination, and repayment of any other loans, if any, and on such terms as to be determined by us from time to time, made by our Sponsor or an affiliate of our sponsor or certain of our officers and directors to finance transaction costs in connection with an intended initial business combination. However, if we fail to consummate a business combination within the applicable period, our Sponsor and our officers and directors and their respective affiliates will not have any claim against the Trust Account for reimbursement, and we may not otherwise be able to reimburse them.

•	Our Sponsor, directors and officers have agreed not to redeem any of their shares in connection with a shareholder vote to approve a business combination;

•

Our Sponsor paid an aggregate of $25,000 for 5,000,000 founder shares, all of which are currently owned by the Sponsor. As a result, our Sponsor will have a rate of return on its investment which differs from the rate of return of the Company’s shareholders who purchased ordinary shares at various other prices, including ordinary shares included in Company units that were sold at $10.00 per unit in our initial public offering. Additionally, the founder shares will expire worthless if an initial business combination is not consummated by October 23, 2022 (unless such date is extended pursuant to the Extension Amendment Proposal and the Trust Amendment Proposal); and

•

Our Sponsor, directors and officers have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any ordinary shares (other than public shares) held by them if the Company fails to complete an initial business combination by October 23, 2022 (unless such date is extended pursuant to the Extension Amendment Proposal and the Trust Amendment Proposal).

•

As discussed above, our Sponsor paid $5,000,000 for 3,333,333 private placement warrants and $25,000 for 5,000,000 founder shares, of which it holds 5,000,000 today. The warrants are each exercisable for one ordinary share at $11.50 per share. If the Company does not consummate a business combination, the founder shares and private placement warrants will expire worthless. The aggregate dollar amount that the Sponsor and its affiliates have at risk that depends on the completion of a business combination is $5,025,000 paid for the founder shares and the private placement warrants. Given that the founder shares were paid for by the Sponsor, and that there is currently no public market for these shares, their current value cannot be quantified. However, upon the consummation of a business combination, the founder shares would convert automatically on a one-for-one basis into shares of common stock in the surviving entity, subject to any contractual forfeiture of such shares. If the Company fails to consummate a business combination, the founder shares will be worthless. As a result of our Sponsor’s, directors’ and officer’s interest in the founder shares and our Sponsor’s interest in the private placement warrants, our Sponsor and its affiliates, directors and officers have an incentive to approve the proposals and complete a business combination and may have a conflict of interest in seeking a transaction, including without limitation, in determining whether a particular business is an appropriate business with which to effect a business combination.

The Board’s Reasons for the Extension Amendment Proposal and the Trust Amendment Proposals and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our board has determined that the Extension Amendment and Trust Amendment are in the best interests of the Company and its shareholders. Our board has approved and declared advisable adoption of the Extension Amendment Proposal and the Trust Amendment Proposal, and recommends that you vote “FOR” such proposals.

Our Articles provide that we have until October 23, 2022 to complete our initial business combination under its terms. Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before October 23, 2022, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any, divided by the number of then outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles. In addition, approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

We believe that it is in the best interests of our shareholders to extend the date that we have to consummate a business combination to the Extended Date in order to allow us to enter into the Potential Business Combination (or another business combination), our shareholders to then evaluate the Potential Business Combination (or such other business combination) and for us to be able to potentially consummate the Potential Business Combination (or such other business combination). In addition, approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal.

After careful consideration of all relevant factors, our board determined that the Extension Amendment and the Trust Amendment are in the best interests of the Company and its shareholders.

Resolutions to be Voted Upon

The full text of the resolution to be proposed in connection with the Extension Amendment Proposal is as set out in Annex A.

The full text of the resolution to be proposed in connection with the Trust Amendment Proposal is as follows:

“RESOLVED, with the approval of the affirmative vote of holders of at least two-thirds of the issued and outstanding ordinary shares of the Company, that the Company is authorized to enter into the Amendment No. 1 to the Investment Management Trust Agreement by and between the Company and Continental Stock Transfer & Trust Company, a New York corporation, in the form set forth in Annex B to this Proxy Statement.”

Our Board unanimously recommends that our shareholders vote “FOR” the approval of both the Extension Amendment Proposal and the Trust Amendment Proposal.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal. In no event will our board adjourn the Extraordinary General Meeting beyond [●], 2022.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the general meeting to a later date or dates to be determined by the chairman of the general meeting, if necessary, to permit further solicitation and vote of proxies be confirmed, ratified and approved in all respects.”

Vote Required for approval

The Adjournment Proposal must be approved as an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

Recommendation of the Board

If presented, our board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the ordinary shares as of July 15, 2022, based on information obtained from the persons named below, with respect to the beneficial ownership of the ordinary shares, by:

•	each person known by us to be the beneficial owner of more than 5% of our ordinary shares;

•	each of our executive officers and directors; and

•	all our executive officers and directors as a group.

As of the record date, there were a total of [●] ordinary shares outstanding. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these are not exercisable within 60 days of [●], 2022.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Shares
Sarissa Capital Acquisition Sponsor LLC (our sponsor) (2)	5,000,000	20%
Alexander Denner	—
Mark DiPaolo	—
Eric Vincent	—
Odysseas Kostas	—
Patrice Bonfiglio	—
Keith Horn	—
Louis Paglia	6,000	*
Mark Timney	—
All directors and executive officers as a group (eight individuals)	5,000,000	20%
Five Percent Holders:
Castle Creek Arbitrage, LLC (3)	1,074,820	5.37%
683 Capital Management, LLC (4)	1,200,000	6.0%
Putnam Investments, LLC d/b/a/ Putnam Investments (5)	1,895,800	8.70%
Linden Advisors LP (6)	1,055,218	5.3%
BAMCO, Inc. (7)	1,511,845	7.56%
Highbridge Capital Management, LLC (8)	1,559,583	7.80%
The Goldman Sachs Group, Inc. (9)	1,029,708	5.1%

*	Less than one percent
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Sarissa Capital Acquisition Corp., 660 Steamboat Rd., Greenwich, CT 06830.
(2)

Sarissa Capital Management LP is the managing member of our Sponsor (the “Managing Member”), and as such, has voting and investment discretion with respect to the ordinary shares held of record by our Sponsor and may be deemed to have shared beneficial ownership of the ordinary shares held directly by our Sponsor. The general partner of the Managing Member is Sarissa Capital Management GP LLC, and the managing member of Sarissa Capital Management GP LLC is Alexander Denner. Both Sarissa Capital Management GP LLC and Alexander Denner may be deemed to have shared beneficial ownership of the ordinary shares held directly by our Sponsor. Each of our officers and directors may hold a direct or indirect interest in our Sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(3)

The business address of Castle Creek Arbitrage, LLC (“Castle Creek”) is 190 South LaSalle Street, Suite 3050, Chicago, Illinois 60603. Castle Creek serves as a registered investment adviser whose clients are CC

Arb West, LLC and CC Arbitrage, Ltd., which directly own 902,230 (4.51%) and 172,590 (0.86%) Class A ordinary shares, respectively. Allan Weine is the managing member of Castle Creek. By virtue of these relationships, each of Castle Creek and Mr. Weine may be deemed to beneficially own the Class A ordinary shares directly owned by CC ARB West, LLC and CC Arbitrage, Ltd.
(4)

The principal business address of 683 Capital Management, LLC is 3 Columbus Circle, Suite 2205, New York, NY 10019. 683 Capital Management, LLC serves as the investment manager of 683 Capital Partners, LP, which owns 1,200,000 (6.0%) Class A ordinary shares. Ari Zweiman is the Managing Member of 683 Capital Management, LLC. By virtue of these relationships, each of 683 Capital Management, LLC and Mr. Zweiman may be deemed to beneficially own the Class A ordinary shares directly owned by 683 Capital Partners, LP.

(5)

The principal business address of Putnam Investments, LLC d/b/a/ Putnam Investments (“PI”) is 100 Federal Street, Boston, MA 02110. PI wholly owns two registered investment advisers: Putnam Investment Management, LLC (“PIM”), which directly owns 1,895,800 (8.70%) Class A ordinary shares and is the investment adviser to the Putnam family of mutual funds as well as other mutual fund clients, and the Putnam Advisory Company, LLC, which is the investment adviser to Putnam’s institutional clients. Both subsidiaries have dispositive power over the shares as investment managers. As part of the Putnam Family of Funds, and the 1,895,800 Class A ordinary shares held by PIM, the Putnam Global Health Care Fund held 1,721,671 (7.90%) Class A ordinary shares.

(6)

The principal business address for Linden Advisors LP is 590 Madison Avenue, 15th Floor, New York, New York 10022. Linden Advisors LP and Mr. Siu Min (Joe) Wong may be deemed the beneficial owners of 1,055,318 (5.3%) Class A ordinary shares, consisting of 994,862 shares (5.0%) held by Linden Capital LP and 60,456 shares (0.3%) held by separately managed accounts. Linden GP LLC and Mr. Wong may be deemed the beneficial owner of the 994,862 shares held by Linden Capital LP. Each of Linden Advisors LP and Mr. Wong may be deemed the beneficial owner of approximately 5.3% of Class A ordinary shares outstanding, and each of Linden GP LLC and Linden Capital LP may be deemed the beneficial owner of approximately 5.0% of Class A ordinary shares outstanding. The principal business address for Linden Capital LP is Victoria Place, 31 Victoria Street, Hamilton HM10, Bermuda. The principal business address for each of Linden GP LLC and Mr. Wong is 590 Madison Avenue, 15th Floor, New York, New York 10022.

(7)

The principal business address for BAMCO Inc. is 767 Fifth Avenue, 49th Floor, New York, New York 10153. BAMCO Inc. is a subsidiary of Baron Capital Group, Inc. and Ronald Baron owns a controlling interest in Baron Capital Group, Inc., and as such, each of Baron Capital Group, Inc. and Ronald Baron may be deemed the beneficial owner of approximately 1,511,845 (7.56%) of Class A ordinary shares outstanding. Baron Global Advantage Fund is an advisory client of BAMCO Inc., and may be deemed the beneficial owner of 1,493,774 (7.47%) of Class A ordinary shares outstanding.

(8)

The principal business address for Highbridge Capital Management, LLC is 277 Park Avenue, 23rd Floor New York, New York 10172. Highbridge Capital Management, LLC, as the trading manager of Highbridge Tactical Credit Master Fund, L.P., may be deemed to be the beneficial owner of the 1,559,583 (7.80%) Class A Ordinary Shares held by Highbridge Tactical Credit Master Fund, L.P., and Highbridge Tactical Credit Master Fund, L.P. may be deemed to be the beneficial owner of the 1,559,583 (7.80%) Class A Ordinary Shares held by it.

(9)	The principal business address for The Goldman Sachs Group, Inc. is 200 West Street, New York, New York 10282.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•	if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 660 Steamboat Rd., Greenwich, CT, 06830, to inform us of the shareholder’s request; or

•	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

D.F. King & Co., Inc.

48 Wall Street

New York, New York 10005

Individuals call toll-free: 1-800-549-6746

Banks and Brokerage Firms, please call 1-212-269-5550

Email: sarissa@dfking.com

You may also obtain these documents by requesting them in writing from us by addressing such request to our Secretary at Sarissa Capital Acquisition Corp., 660 Steamboat Rd., Greenwich, CT, 06830.

If you are a shareholder of the Company and would like to request documents, please do so by [●], 2022 (one week prior to the meeting date), in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENTS

TO THE

AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

SARISSA CAPITAL ACQUISITION CORP.

SARISSA CAPITAL ACQUISITION CORP.

(the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a)    amending Article 49.7 by deleting the following introduction of such sub-section:

“In the event that the Company does not consummate a Business Combination by 24 months from the consummation of the IPO, or such later time as the Members may approve in accordance with the Articles, the Company shall:”

and replacing it with the following:

“In the event that the Company does not consummate a Business Combination by [●], 2023 (or such earlier date after October 23, 2022 as determined by the Directors in their absolute discretion), or such later time as the Members may approve in accordance with the Articles, the Company shall:”; and

(b)    amending Article 49.8 by deleting the words:

“within 24 months from the consummation of the IPO”

and replacing them with the words:

“by [●], 2023 (or such earlier date after October 23, 2022 as determined by the Directors in their absolute discretion)”.

A-1

ANNEX B

FORM OF AMENDMENT NO. 1 TO INVESTMENT MANAGEMENT

TRUST AGREEMENT

THIS AMENDMENT NO. 1 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of [●], 2022, by and between Sarissa Capital Acquisition Corp., a Cayman Islands exempted company (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Original Agreement (as defined below).

WHEREAS, on October 23, 2020, the Company consummated an initial public offering (the “Offering”) of units of the Company, each of which is composed of one of the Company’s Class A ordinary shares, par value $0.0001 per share (“Ordinary Shares”), and one-third of one warrant, each whole warrant entitling the holder thereof to purchase one Ordinary Share;

WHEREAS, $200,000,000 of the gross proceeds of the Offering and sale of the private placement warrants were delivered to the Trustee to be deposited and held in the segregated Trust Account located in the United States for the benefit of the Company and the holders of Ordinary Shares included in the Units issued in the Offering pursuant to the investment management trust agreement made effective as of October 20, 2020, by and between the Company and the Trustee (the “Original Agreement”);

WHEREAS, the Company has sought the approval of the holders of its Ordinary Shares and holders of its Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), at an extraordinary general meeting to: (i) extend the date before which the Company must complete a business combination from October 23, 2022 to [●], 2023 (or such earlier date after October 23, 2022 as determined by the Company’s board of directors) (the “Extension Amendment”) and (ii) extend the date on which the Trustee must liquidate the Trust Account if the Company has not completed its initial business combination from October 23, 2022 to [●], 2023 (or such earlier date after October 23, 2022 as determined by the Company’s board of directors) (the “Trust Amendment”);

WHEREAS, holders of a majority of at least two-thirds of the then issued and outstanding Ordinary Shares and Class B Ordinary Shares, voting together as a single class, approved the Extension Amendment and the Trust Amendment; and

WHEREAS, the parties desire to amend the Original Agreement to, among other things, reflect amendments to the Original Agreement contemplated by the Trust Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.    Amendment to Trust Agreement. Section 1(i) of the Original Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly following (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer or other authorized officer of the Company and in the case of Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), only as directed in the Termination Letter

B-1

and the other documents referred to therein, or (y) upon the date which is the later of (1) [●], 2023 (or such earlier date after October 23, 2022 as determined by the Company’s board of directors) and (2) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of such date. It is acknowledged and agreed that there should be no reduction in the principal amount per share initially deposited in the Trust Account;”.

2.    Miscellaneous Provisions.

2.1.    Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2.    Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3.    Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

2.4.    Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

2.5.    Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6.    Entire Agreement. The Original Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature page follows]

B-2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Continental Stock Transfer & Trust Company, as Trustee

By:
Name: Title:

Sarissa Capital Acquisition Corp.

By:
Name: Title:

[Signature Page to Amendment to Investment Management Trust Agreement]

PRELIMINARY PROXY CARD - SUBJECT TO CHANGE

SARISSA CAPITAL ACQUISITION CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON

[●], 2022

The undersigned, revoking any previous proxies relating to these shares with respect to the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated [●], 2022, in connection with the Extraordinary General Meeting to be held at 10:00 a.m. Eastern Time on [●], 2022 at the offices of Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019-6099, for the sole purpose of considering and voting upon the following proposals, and hereby appoints [●] and [●], and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the ordinary shares of Sarissa Capital Acquisition Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL BE VOTED “FOR” THE PROPOSALS SET FORTH BELOW. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on [●], 2022:

The notice of extraordinary general meeting and the accompanying Proxy Statement are available at [●].

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3.				Please mark votes as indicated in this example ☒

Proposal 1 - Extension of Corporate Life	FOR	AGAINST	ABSTAIN	Check here for address change and indicate the correct address below: ☐

Amend the Company’s amended and restated memorandum and articles of association to extend the date that the Company has to consummate a business combination from October 23, 2022 to [●], 2023 (or such earlier date after October 23, 2022 as determined by the Company’s board of directors).	☐	☐	☐

Proposal 2 - Extension of Trust Agreement	FOR	AGAINST	ABSTAIN	Date: [●], 2022

Amend the Investment Management Trust Agreement, dated October, 2020, by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), to extend the date on which Continental must liquidate the Trust Account established in connection with the Company’s initial public offering if the Company has not completed its initial business combination from October 23, 2022 to [●], 2023 (or such earlier date after October 23, 2022 as determined by the Company’s board of directors). Proposal 2 is conditioned on the approval of Proposal 1. If Proposal 2 is approved by the shareholders and Proposal 1 is not, neither proposal will take effect.	☐	☐	☐	Signature Signature (if held jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

Proposal 3 - Adjournment	FOR	AGAINST	ABSTAIN	PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE.

Adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1 or Proposal 2.

	☐	☐	☐